Exhibit 99.1

 Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022  1  Tronox Investor Presentation  December 12, 2022

 Safe Harbor Statement and Non-U.S. GAAP Financial Terms  2  Cautionary Statement about Forward-Looking Statements  Statements in this presentation that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance, anticipated completion of extensions and upgrades to our mining and operations, anticipated trends in our business and industry, anticipated costs and benefits of project newTRON and Atlas Campaspe, the Company's anticipated capital allocation strategy including future capital expenditures, and our sustainability goals, commitments and programs. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance, actual synergies, or achievements to differ materially from the results, level of activity, performance, anticipated synergies or achievements expressed or implied by the forward-looking statements. Significant risks and uncertainties may relate to, but are not limited to, macroeconomic conditions; inflationary pressures and energy costs; currency movements; political instability, including the ongoing Russia and Ukraine conflict and any expansion of such conflict; supply chain disruptions; market conditions and price volatility for titanium dioxide, zircon and other feedstock materials, as well as global and regional economic downturns, that adversely affect the demand for our end-use products; disruptions in production at our mining and manufacturing facilities; and other financial, economic, competitive, environmental, political, legal and regulatory factors. These and other risk factors are discussed in the Company's filings with the Securities and Exchange Commission.  Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, synergies or achievements. Neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether because of new information or future developments.  Use of Non-GAAP Information  To provide investors and others with additional information regarding the financial results of Tronox Holdings plc, we have disclosed in this presentation certain non-U.S. GAAP operating performance measures of EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted net income attributable to Tronox on a per share basis, and a non-U.S. GAAP liquidity measure of Free Cash Flow. These non-U.S. GAAP financial measures are a supplement to and not a substitute for or superior to, the Company's results presented in accordance with U.S. GAAP. The non-U.S. GAAP financial measures presented by the Company may be different from non-U.S. GAAP financial measures presented by other companies. Specifically, the Company believes the non-U.S. GAAP information provides useful measures to investors regarding the Company's financial performance by excluding certain costs and expenses that the Company believes are not indicative of its core operating results. The presentation of these non-U.S. GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP. A reconciliation of the non-U.S. GAAP financial measures to U.S. GAAP results is included herein. For the Company's guidance with respect to fourth quarter 2022 non-U.S. GAAP financial measures, the Company is not able to provide without unreasonable effort the most directly comparable GAAP financial measure, or reconciliation to such GAAP financial measure, because certain items that impact such measures are uncertain, out of the Company's control or cannot be reasonably predicted. For the Company's guidance with respect to fourth quarter 2022 and full year 2022 non-GAAP measures, we are not able to provide without unreasonable effort the most directly comparable GAAP financial measure, or reconciliation to such GAAP financial measure, because certain items that impact such measures are uncertain, out of the Company's control or cannot be reasonably predicted.

 3  Tronox Team  Co-Chief Executive Officer  John Romano  Jean-Francois Turgeon  Timothy Carlson  Co-ChiefExecutive Officer  SVP,Chief Financial Officer  John Srivisal  SVP,Business Dev. & Finance  Jennifer Guenther  VP, Investor Relations

 Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022  4  Update to Q4 2022 Guidance  December 12, 2022  Tronox has incurred ~$30 million of costs impacting Adjusted EBITDA related to unforeseen events in the quarter that, when applied to the midpoint of the previously guided Q4 2022 Adjusted EBITDA range of $140-$170 million, result in expectations that the quarter will come in below the guided range  These events include a fire at the mineral separation facility at the KZN operations in South Africa and ongoing historic flooding in Australia impacting the Ginkgo and Atlas Campaspe mining operations   TiO2 volumes, while challenged, are tracking in line with the low end of the previously guided range of 25-30% below Q3 2022  Tronox is continuing to plan for a variety of economic scenarios and executing against the Company’s capital and cost reduction playbook

 Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022  5  Tronox Overview

 Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022  6  Tronox: Clearly Differentiated  Executing as a World-class Operator  Delivering strong, sustainable financial performance and growth  1  Demonstrating a Track Record of Execution  Significant accomplishments made since Cristal acquisition and 2019 Investor Day  2  Strengthening Competitive Differentiators  Deepening vertical integration and diversification, while building additional capabilities in R&D and innovation  3  Outperforming and Enabling Success  Unwavering in our commitment to safety, sustainability and operational excellence  4  Investing for Profitable Growth   Returning value to shareholders through disciplined capital allocation  5

Tronox – A Diversified, Vertically Integrated Titanium Industry Leader

TROX	$3.6B	$947M	85%	~6,500	~1,200
NYSE	2021 Revenue	2021 Adj. EBITDA	Feedstock Integration	Global Employees	Customers

- Vertically integrated mining and inorganic chemical company
- Diverse, well-balanced global footprint aligned with our customer base
- 9 pigment plants, 6 mines, 5 upgrading facilities on 6 continents
- Formed through a combination of strategic, transformational transactions
  - 2005 spin-off from Kerr-McGee Corporation
  - 2012 acquisition of mineral sands business of Exxaro Resources
  - April 2019 acquisition of the TiO_2 business of The National Titanium Dioxide Company Limited of Saudi Arabia ("Cristal") from Tasnee

Sales by Region[1]


7%
21%
39%
33%
EMEA
APAC
NAM
LATAM

Sales by Product[1]


8%
79%
13%
TiO2
Zircon
Feedstock & Other Products

TiO_2 Sales Volume by End Use Market[1]


7%
76%
17%
Paints & Coatings
Plastic
Paper & Specialty

1) Sales split for FY2021.

TRONOX Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022 7

 8  Transformation to a Larger, More Diversified, More Stable Company  Pre Cristal Acquisition1  2021  ∆  Mines | Upgrading | Pigment Facilities  3 | 5 | 3  6 | 5 | 9  +3 | - | +6  Nameplate TiO2 Pigment Capacity  465K tons  1.1M tons  +613K tons  Chloride / Sulfate Technology  100% / 0%  87% / 13%  +13% Sulfate  Zircon Processing Capacity  220K tons  297K tons   +77K tons  Ore Vertical Integration (VI)  Net Long (140% VI)  Net Short (85% VI)  Optimized  Total Revenue  $1.8B  $3.6B  +100%  Adj. EBITDA   $513M   $947M  +85%  Total Debt | Net Leverage Ratio  $3.2B | 4.1x  $2.6B | 2.5x  -$0.6B | -1.6x  FCF  $53M  $468M  +783%  Adj. Diluted EPS  $0.56  $2.29  +309%  Note: All figures pro forma. See appendix reconciliations for non-GAAP financial measures. 1) Financials represent FY 2018 (full year prior to Cristal acquisition).

 9  Our Strategy Differentiates Us  Advantaged global TiO2 leader  Our Distinct Advantage  Enabling  Foundational  Feedstock Integration  Leading Global Footprint  TiO2 Technology Leader  Competitive TiO2   Pigment Costs  1  2  3  4  Profit contribution from zircon and other products  Ability to always run feedstock assets at full utilization  Flexibility to match feedstock pigment needs  Margin stability offering to our customers  Effectively serve most attractive markets and customers across regions  Security of supply for our customers  Optimized global supply chain  Benefit from high growth rates in emerging markets  Continuous product quality improvement and replacement to ensure leadership  An optimized enterprise through integrated business planning  Leveraging digital technologies to drive Business Process Transformation – “newTRON”  Low-cost operator  High-quality pigment producer  Disciplined capital deployment in flexible and capital-efficient investments  Margin stability, especially during downturns  Lower cost base and minimized risks  Product and cost leadership  Returns above cost-of-capital across economic scenarios  People, Culture and Capabilities  5  The right people, culture and capabilities will allow us to execute our strategy

 10  Preserving our Privilege to Operate  Zero Waste to External Dedicated Landfills  2025 15%  2030 25%  2050  Zero Waste  Reduce waste to external dedicated landfills  Achieve Zero Harm by Building Capacity in our People, Plants and Processes  Zero injuries  Zero incidents   Zero harm  Foster & Build a Workplace that Reflects the Communities in Which We Operate  Improve gender balance and diversity of our workforce, leadership and succession planning  Note: Versus 2019 Baseline. For more information, visit https://www.tronox.com/about-us/sustainability/sustainability-reports/.   Achieve Carbon Neutrality by 2050  2025  Initial goal: 15%  NEW goal: 35%  2030  Initial goal: 35%  New goal: 50%  2050  100% Carbon Neutrality  Reduce Scope 1 and 2 GHG emissions intensity

 11  The TiO2 Landscape Has Changed  Despite volume volatility, pricing remained stable  Price Rallies  Extended Downturn  Price Recovers  Much Shorter Downturn  COVID-19  Demand   Surge & New Dynamic  Increased % of sales under contract following Chinese product shortages in 2020  Higher freight costs and duties result in higher delivered costs  High-grade feedstock and ilmenite in shorter supply  Higher input costs including energy  Minimal growth in Chinese sulfate capacity  Source: Tronox management.  What changed during the 2020 – 2022 COVID-19 pandemic period

 12  Focused on Long-term Value Creation for Shareholders  Initiated enhanced commercial approach with customers in 2018 to proactively stabilize margin volatility and enable cash generation across all scenarios  Producing valuable co-products, such as zircon and pig iron, that contribute meaningful EBITDA   Executing on key capital projects that will sustain our economic advantage and deliver incremental growth and savings   Continuing to create long-term value for our shareholders  Note: Figures prior to Cristal acquisition in April 2019 exclude Cristal (Q2 2019 is pro forma to include Cristal). Q3 2016 through Q2 2017 are pro forma to exclude Alkali. Adjusted EBITDA margin is calculated as Adjusted EBITDA / Revenue.    Delivered 22 Quarters of >20% Adj. EBITDA Margin  Transformed from a   portfolio that was long titanium feedstock with   high fixed costs in   economic downturns,   to a portfolio that is 85% vertically integrated on titanium feedstocks enabling optimization   across all economic scenarios   Cristal Acquisition

Differentiated, Vertically Integrated Business Model

Clearly differentiated from peers

1. Strong balance sheet and ample liquidity to support our vertically integrated operations
2. 85% vertical integration provides annualized feedstock cost savings of $300 to $400 per ton
3. Valuable co-products, such as zircon and pig iron, provide significant upside
4. Strong free cash flow and margin resiliency, >20 quarters with margins of 20% or greater
5. Favorable tax attributes create long-term value

2021A EBITDA Margin[1]


26.5%
13.5%
19.4%
20.3%
Tronox
TiO2 Peers Avg
Diversified Chems Peers Avg
Commodity Chems Peers Avg

2021A Free Cash Flow Conversion[2]


71.3%
70.7%
54.4%
75.3%
Tronox
TiO2 Peers Avg
Diversified Chems Peers Avg
Commodity Chems Peers Avg

1) EBITDA margin 2021A.
2) Free Cash Flow Conversion calculated as (Adj. EBITDA – Capital Expenditures) / Adj. EBITDA.
TiO_2 Peers: CC, KRO, VNTR; Diversified Chemicals Peers: ALB, ASH, AVNT, CE, FUL, HUN, MTX, SCL; Commodity Chemicals: CBT, CLF, KOP, OLN, TSE.

TRONOX Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022 13

Executing Our Strategy and Delivering Results

Pro Forma Revenue


~9% CAGR
$3,008
$2,758
$3,572
2019
2020
2021

($M)

Pro Forma Adjusted EBITDA


~18% CAGR
$681
$668
$947
2019
2020
2021

Adjusted EBITDA Margin

2019	2020	2021
23%	24%	27%

Free Cash Flow[1]


~48% CAGR
$214
$160
$468
2019
2020
2021

FCF Conversion[2]

2019	2020	2021
71%	71%	71%

Note: Revenue & Adjusted EBITDA are pro forma. Free Cash Flow is as reported (pro forma free cash flow is unavailable).

1) *Free Cash Flow calculated as cash provided by operating activities minus capital expenditures.*
2) *Free Cash Flow Conversion calculated as (Adj. EBITDA – Capital Expenditures) / Adj. EBITDA.*

TRONOX Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022 14

 Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022  15  Introduced 2025 Financial Milestone Goals At Investor Day (June 16, 2022)  Commentary  Market growth driven by GDP   Absorption benefits and newTRON savings, partly offset by inflation in labor, ore, direct materials and energy costs, drive margin improvement   CapEx approaching longer term run rate expectation of $250M to $300M in 2025  Excludes Jazan, which can deliver additional value to the portfolio  Upside to 2025E   2021A  2025E  Adj. EBITDA ($)  $947M  $1.3B – $1.5B  Adj. EBITDA Margin (%)  26.5%  30%+  CapEx ($)  $272M  $250M – $300M  Free Cash Flow ($)  $468M  $750M – $850M+  Net Leverage Ratio  2.5x  1.0x – 1.5x  Gross Debt  $2.6B  <$2.0B

Resilience Across Economic Scenarios

Flexibility to lever inventory, working capital and capital expenditures

GDP

	Recession Case	Upside Case
Adj. EBITDA	\$800M – \$1B	\$1.5B – \$1.7B
Adj. EBITDA Margin	24% – 26%+	32% – 34%+
Free Cash Flow	\$300M – \$400M	\$850M – \$1B
Upside & Recession Drivers	• TiO_2 volumes decline 10%, modest pricing decline • Continue to run mining & beneficiation assets at 100% utilization to take advantage of fixed cost absorption • Expense reduction playbook that can be quickly executed given an economic scenario • Capital expenditures are flexible • Manage balance sheet to generate cash	• TiO_2 volumes 10 – 15% higher, additional pricing opportunity • Continued investment in the business will drive increased cost savings to offset inflation • Assumes higher capital expenditure requirements • Excludes Jazan – further EBITDA upside with Jazan asset included

TRONOX
Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022
16

17  Taking Actions to Navigate the Current Landscape  Managing Working Capital  The need to replenish critically low levels of safety stocks combined with the softening demand increased TiO2 inventory levels in Q3  Contracted purchases of Jazan slag increased feedstock inventory levels  We have taken action to reduce production due to lower customer demand   Lowering CapEx  Implemented plans to significantly reduce our planned annual capital spend to below $275M in 2023 to adapt to the unfolding macroeconomic environment  Reductions demonstrate our ability to flex capital to maintain cashflow generation – will delay future benefits from our newTRON and South African vertical integration investments  Continuing to balance cash generation while ensuring we have the product necessary to meet our customers’ needs and are effectively positioning Tronox for future success  Reducing Costs  Planning for a variety of economic scenarios   Executing our cost reduction playbook   Implemented a hiring freeze  Reducing professional fees, travel, and other discretionary costs  Optimizing fixed costs and driving additional supply chain initiatives  Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022

 Tronox Holdings plc | tronox.com | Confidential & Proprietary | © 2022  18  Capital Allocation Strategy  Growth  Capital Expenditures  Elevated 2022E capital requirements driven by newTRON and vertical integration investments – return threshold of 25%  newTRON 2022E capital: $90M  Vertical integration 2022E capital: $150M – $175M  Normalized estimated CapEx of $250M – $300M in 2025+  Flexibility to maintain cash generation: reducing planned 2023 CapEx due to anticipated macroeconomic environment  Acquisitions  Will evaluate strategic acquisition opportunities as they arise  Need to support and be aligned with our current strategy  E.g.: optimizing mining portfolio, rare earths processing opportunities   Returns  Dividends   More than doubled dividends from 2019 – 2021   Increased annual dividend to $0.50 in Q1 2022   Will evaluate dividend increases annually  Share Repurchases  $250M remaining under current authorization through Feb 2024  Balance Sheet  Debt Retirement  Net Debt to EBITDA target of 1.0x – 1.5x by end of 2025 (achieved prior target of 2.0x – 3.0x)  Goal to reduce debt to less than $2.0B by the end of 2025  No significant maturities until 2028

 Appendix     © 2022 Tronox Holdings plc. | All rights reserved. | tronox.com

 Free Cash Flow (Non-U.S. GAAP)  © 2022 Tronox Holdings plc. | All rights reserved. | tronox.com

 21  Reconciliation of Net Income to EBITDA and Adjusted EBITDA (Non-U.S. GAAP)

 22  Reconciliation of Non-U.S. GAAP Financial Measures

 23  Free Cash Flow (Non-U.S. GAAP)